                                                                   EXHIBIT 10.68

                       ASSUMPTION AND RELEASE AGREEMENT

     THIS AGREEMENT ("Agreement") is made by and between Easyriders, Inc. a Delaware corporation ("Easyriders") Paisano Publications, Inc., a California corporation ("Paisano"), Easyriders Events, Inc. a California corporation formerly known as Teresi, Inc. ("EZR Events") and Easyriders Licensing, Inc., a California corporation ("ELI") each doing business at 28210 Dorothy Drive, Agoura Hills, California 91301, on one hand (collectively, "The EZR Parties"), Southern Steel Streetwear, Inc. ("SSS"), a Florida corporation doing business at 306 Division Avenue, Building 12, Ormond Beach, Florida 32174 and Action Promotions, Inc. ("API"), a Florida corporation, as of the "Effective Date" specified in section 12 below.

1.   Recitals  This Agreement is made with reference to the following material
     --------
facts:

     1.1 The Easyriders Parties and SSS are parties to a Product License Agreement dated as of March 29, 2001 (the "Product License Agreement").

     1.2 As used herein, the terms "Offset Credit #1" and "Offset Credit #2" shall mean the same as such terms are defined in the Product License Agreement.

     1.4 Paisano and EZR Events are parties (collectively, the "Paisano Parties") to an agreement with API dated as of March 31, 2000 (the "API Agreement").

2.   Delegation and Assumption of Contract Obligations. In consideration of this
     -------------------------------------------------
Agreement, the Product License Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Paisano Parties do hereby assign and delegate to SSS all of the obligations of the Paisano Parties arising out of and pertaining to Offset Credit #1, and all of such obligations are hereby assumed by SSS. Pursuant to such assumption, after the Effective Date of this Agreement, it shall be the obligation of SSS to fulfill any and all orders of API to purchase Brand Merchandise (as defined in the API Agreement).

3.   Assignment of Contract Obligations. In consideration of this Agreement, the
     ----------------------------------
Product License Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, API does hereby assign to SSS all of API's rights in and to Offset Credit #2, provided that such Offset Credit #2 shall be applied as provided in Section 5.2 of the Product License Agreement.

4.   Release.
     -------

     4.1 In consideration of this Agreement, the Product License Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, API, for itself and its successors and permitted assigns, does hereby fully release, acquit and forever discharge the Paisano Parties and their affiliates, partners, officers, employees, representatives, agents, assigns and successors from all claims, causes of action and liability arising out of or pertaining to Offset Credit #1 and Offset Credit #2 (collectively, the "API Credit," as so defined in the Product License Agreement).

     4.2 API hereby acknowledges and agrees that by reason of section 4.1 above, (a) henceforth it shall have no right to purchase Brand Merchandise from Paisano by reason of the API Credit, (b) that as between API and the Paisano Parties, the API Credit is henceforth a nullity.

                                   EXHIBIT B

5.   General Provisions.
     ------------------

     5.1  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California. Any action brought by either party arising out of this Agreement shall be brought in a court of competent jurisdiction in the County of Los Angeles, California, and Licensee hereby consents to the jurisdiction of such court for purposes of adjudicating any and all disputes arising hereunder.

     5.2  Further Assurances.  Each party to this Agreement shall execute all
          ------------------
instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

     5.3  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and all of which together shall constitute one document.

     5.4  Time of Essence.  Time and strict and punctual performance are of the
          ---------------
essence with respect to each provision of this Agreement.

     5.5  Attorney's Fees.  In the event any dispute arises between the parties
          ---------------
hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be entitled to recover from the other party all reasonable costs, expenses, attorney's fees and costs actually incurred relating to or arising from such action.

     5.6  Modification.  This Agreement may be modified only by a contract in
          ------------
writing executed by the party(ies) to this Agreement against whom enforcement of such modifications is sought.

     5.7  Headings.  The headings of the sections of this Agreement have been
          --------
included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

     5.8  Prior Understanding.  This Agreement contains the entire agreement
          -------------------
between the parties to this Agreement with respect to the subject matter of this Agreement, is intended as a final expression of such parties' agreement, is intended as a complete and exclusive statement of the terms of such agreement, and supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede the execution of this Agreement.

     5.9  Interpretation.  Whenever the context so requires in this Agreement,
          --------------
all words used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a joint venture, a trust, an estate or any other entity. This Agreement shall be deemed to have been created jointly by all of the parties and shall be interpreted the same way as to all parties, without regard to which of them may have actually drafted the instrument.

     5.10 Partial Invalidity.  Each provision of this Agreement shall be valid
          ------------------
and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision of such application of such provision is essential to this Agreement.

     5.11 Notices.  Notices under this agreement shall be deemed effective upon
          -------
receipt, if delivered by messenger, facsimile or overnight courier, and if by regular US mail, on the 3rd day following deposit in the US mail, postage prepaid. All notices shall be sent as follows:

     If to any of the EZR Parties:      With a copy to:
     ----------------------------       --------------

     Attention: J. Robert Fabregas      Mark Dodge, Esq.
     28210 Dorothy Drive                Easyriders, Inc.
     Agoura Hills, CA 91301             28210 Dorothy Drive
     Facsimile: (818) 889-4726          Agoura Hills, CA 91301
                                        Facsimile: (818) 735-6531

     If to SSS or API:                  With a copy to:
     ----------------                   --------------

     Attention: Melissa Penland         Michael Holihan, Esq. Holihan Diaz
     306 Division Avenue, Bldg. 12      1101 N. Lake Destiny Road, Suite 350
     Ormond Beach, FL 32174             Maitland, FL 32751
     Facsimile: (904) 673-8266          Facsimile (407) 667-0020

     5.12 Successors-in-Interest and Assigns.  Subject to any restriction on
          ----------------------------------
transferability contained in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the successors-in-interest and permitted assigns of each party to this Agreement. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Agreement., except for the rights of the successors-in-interest and assigns of each party to this Agreement, unless such rights are expressly granted in this Agreement to other specifically identified persons.


Balance of this page left blank intentionally.

     5.13  Waiver.  Any waiver of a default under this Agreement must be in
           ------
writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the Effective Date.

Easyriders, Inc.                        Paisano Publications, Inc.



By: /s/ Mark S. Dodge                   By: /s/ Joseph Teresi
    ---------------------------             --------------------------
Name:  Mark S. Dodge                    Name: Joseph Teresi
       ------------------------               ------------------------
Title: Executive Vice President         Title: Chief Executive Officer
       ------------------------                -----------------------
Date:  3/28/01                          Date:  3/28/01
       ------------------------                -----------------------

Easyriders Licensing, Inc.              Easyriders Events, Inc.



By: /s/ Mark S. Dodge                   By: /s/ J. Robert Fabregas
    ---------------------------             --------------------------
Name: Mark S. Dodge                     Name: J. Robert Fabregas
      -------------------------               ------------------------
Title: Secretary                        Title: President
       ------------------------                -----------------------
Date:     3/28/01                       Date:  3/28/01
       ------------------------                -----------------------

Action Promotions, Inc.                 Southern Steel Streetwear, Inc.



By: /s/ Melissa Penland                 By: /s/ Melissa Penland
    ---------------------------             ---------------------------
Name:  Melissa Penland                  Name: Melissa Penland
      -------------------------               -------------------------
Title: Vice President                   Title: Vice President
       ------------------------                ------------------------
Date:  3/28/01                          Date:  3/28/01
       ------------------------                ------------------------
                                       4